UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 26, 2020
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Okta, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38044	26-4175727
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 First Street, Suite 600
San Francisco, California 94105
(Address of principal executive offices)

(888) 722-7871
(Registrant's telephone number, including area code)

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___________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	OKTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On May 28, 2020, Okta, Inc. (the "Company" or "Okta") issued a press release announcing its financial results for the fiscal quarter ended April 30, 2020.

A copy of the press release is attached as Exhibit 99.1.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 26, 2020, Charles Race, the Company's President, Worldwide Field Operations, notified the Company that he intends to retire from his position with the Company early in the Company's fiscal year 2022, following a transition period.

Item 7.01 - Regulation FD Disclosures
On May 28, 2020, the Company posted supplemental investor materials on its investor.okta.com website. Okta uses its investor.okta.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Okta’s investor relations website in addition to following Okta press releases, SEC filings and public conference calls and webcasts.

The information furnished in the current report on Form 8-K and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	Press release dated May 28, 2020, issued by Okta, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of May 2020.

Okta, Inc.

By:	/s/ William E. Losch
Name:	William E. Losch
Title:	Chief Financial Officer
(Principal Financial Officer)